SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         June 24, 2010

ONSTREAM MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of executive offices and Zip Code)

(954) 917-6655
(Registrant's Telephone Number, Including Area Code)

______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

We received a letter from The NASDAQ Stock Market dated June 24, 2010 indicating that we do not currently comply with Listing Rule 5605 (c) (2) (A). This rule provides that the audit committee of a NASDAQ-listed company have at least three members, each of whom is independent and meets certain other specified criteria. On June 14, 2010, we were notified that Mr. Robert J. Wussler, a director and a member of our audit committee, had passed away on June 5, 2010. He has not at the present time been replaced on the audit committee, which currently has two independent members. In accordance with Listing Rule 5605 (c) (4) (B), NASDAQ has provided us with a “cure period” until the earlier of our next annual shareholders’ meeting or June 5, 2011 to regain compliance. Until that time, our shares will continue to be listed on the NASDAQ Capital Market.

We are in the process of evaluating independent candidates to fill the vacancy left as a result of Mr. Wussler’s passing, both on the Board as well as the audit committee. We will make that selection as soon as possible, but in any event, we expect to be in compliance with the NASDAQ Listing Rules within the cure period.

We announced the receipt of this letter in our press release dated June 30, 2010, which is incorporated herein by reference, and a copy attached to this Current Report on Form 8-K as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

Item 9.01                                Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                                                                Description

99.1    Press release dated June 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

By: /s/ Robert E. Tomlinson
June 30, 2010                                                                                         Robert E. Tomlinson, CFO